Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated September 4, 2025, but with an effective date of August 31, 2025 (the “Amendment No. 6 Effective Date”), is by and among FLUX POWER, INC., a California corporation (“Flux”), and FLUX POWER HOLDINGS, INC., a Nevada corporation (“Holdings” and, together with Flux, individually and collectively, jointly and severally, the “Borrower”), and GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into certain financing arrangements, pursuant to which, among other things, Lender may make loans and advances to Borrower, as set forth in that certain Loan and Security Agreement, dated as of July 28, 2023, by and among Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Loan Agreement” and together with all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as amended, restated, supplemented or modified from time to time, collectively, the “Loan Documents”); and

WHEREAS, Borrower has requested that Lender agree to make certain modifications to the Loan Agreement, and Lender is willing to agree to make such modifications, subject to the terms and conditions and to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1. Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

2. Amendment to Section 10.1 of Loan Agreement. Effective as of the Amendment No. 6 Effective Date, Section 10.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.1 Minimum EBITDA. At all times during a Financial Covenant Trigger Period, the Borrower shall have, on an aggregate basis, for each of the applicable periods set forth below, EBITDA of no less than (or in the case of any negative numbers below, which are indicated inside of parenthesis, worse than) the corresponding amount set forth below:

Trailing three-month period ending July 31, 2025	($2,472,000)
Trailing three-month period ending August 31, 2025	($3,015,000)
Trailing three-month period ending September 30, 2025	($3,602,000)
Trailing three-month period ending October 31, 2025	($2,175,000)
Trailing three-month period ending November 30, 2025	($1,335,000)
Trailing three-month period ending December 31, 2025	($638,000)
Trailing three-month period ending January 31, 2026	$64,000
Trailing three-month period ending February 28, 2026	$381,000
Trailing three-month period ending March 31, 2026	$483,000
Trailing three-month period ending April 30, 2026	$797,000
Trailing three-month period ending May 31, 2026	$1,069,000
Trailing three-month period ending June 30, 2026	$1,289,000
Trailing three-month period ending July 31, 2026 and the trailing three-month period ending on the last day of each month thereafter	$1,289,000

3. Amendment to Section 1.1 of the Loan Agreement. Effective as of the Amendment No. 6 Effective Date, the definition of “Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean September 15, 2025, unless extended pursuant to Section 2.1(e) herein or pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Lender in its sole and absolute discretion in substitution for the Revolving Note; provided, that, upon receipt by Lender of either (i) a copy of a duly executed amendment, in form and substance satisfactory to Lender, with respect to the Cleveland Subordinated Debt in which the maturity date of such Cleveland Subordinated Debt shall be extended to a date no earlier than September 29, 2027, or (ii) evidence, in form and substance satisfactory to Lender, that the Cleveland Subordinated Debt has been converted into Qualified Equity Interests, the Maturity Date hereunder shall automatically be extended to July 31, 2027. As used herein, “Qualified Equity Interests” has the meaning set forth in that certain Waiver and Consent, dated July 18, 2025, by and between Borrower and Lender.

4. Acknowledgement of No Event of Default. Lender acknowledges and agrees that, after giving effect to this Amendment, no Default or Event of Default will have existed as a result of (a) the Borrower failing to repay all Obligations on the former Maturity Date of August 31, 2025, and (b) the Borrower failing to maintain the minimum EBITDA required by Section 10.1 for the test periods ending on or prior to July 31, 2025. The foregoing acknowledgment shall not be deemed a waiver by Lender of any other Default or Event of Default that may exist or hereafter arise under the Loan Documents, whether known or unknown to Lender as of the date hereof, nor shall it constitute a course of dealing or create any obligation on the part of Lender to grant any similar acknowledgment, waiver, or consent in the future.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

5.1 Amendment. Lender shall have received a counterpart of this Amendment duly executed by Borrower.

5.2 Representations and Warranties. After giving effect to this Amendment, the representations and warranties of Borrower contained in the Loan Agreement, this Amendment and the other Loan Documents shall be true and correct on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

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5.3 No Defaults. No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

6. Provisions of General Application.

6.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 6 Effective Date. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

6.2 Legal Expenses. Borrower shall pay on demand all fees and expenses incurred by Borrower in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

6.4 Merger. This Amendment and the documents executed in connection herewith represent the entire expression of the agreement of Borrower and Lender regarding the matters set forth herein. No modification, rescission, waiver, release or Amendment of any provision under the Loan Documents shall be made, except by a written agreement signed by Borrower and Lender.

6.5 Binding Effect; No Third-Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

6.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

6.7 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

6.8 Counterparts. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment. This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment or notice.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:	FLUX POWER, INC.

	By:	/s/ Kevin Royal
	Name:	Kevin Royal
	Title:	Chief Financial Officer

FLUX POWER HOLDINGS, INC.

	By:	/s/ Kevin Royal
	Name:	Kevin Royal
	Title:	Chief Financial Officer

LENDER:	GIBRALTAR BUSINESS CAPITAL, LLC

	By:	/s/ Jean R. Elie Jr.
	Name:	Jean R. Elie Jr.
	Title:	Senior Vice-President

[Signature Page to Amendment No. 6 to Loan Agreement]